www.Puda-Coal.com

FOR IMMEDIATE RELEASE

PUDA COAL, INC. COMPLETES $12.5 MILLION PRIVATE PLACEMENT

TAIYUAN CITY, China - November 23, 2005 - Puda Coal, Inc. ("Puda" or the "Company") (OTC BB: PUDC), a leading supplier of China's highest grade metallurgical coking coal - which is used to make coke for the purposes of steel manufacturing - announced today that it successfully completed the private placement of $12.5 million of Convertible Debenture Units to certain accredited investors on November 18, 2005. Each Unit consisted of an 8% Convertible Note due October 31, 2008 in the principal amount of $25,000 and 5-year warrants to purchase 50,000 shares of common stock an exercise price of $0.60. Keating Securities, LLC acted as the placement agent.

Prior to the offering, Puda Coal had 73,750,000 basic shares of common stock issued and outstanding and a total of 73,915,000 shares of common stock issued and outstanding on a fully diluted basis. Following the offering, Puda now has 98,750,000 basic shares of common stock issued and outstanding and a total of 126,415,000 shares of common stock issued and outstanding on a fully diluted basis.

The net proceeds of the offering will be used to provide working capital for inventory and accounts receivables to support significantly increased sales agreements, expanding processing capacity and to implement an investor relations and after market support program.

The shares sold were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and were sold in reliance upon exemptions from the registration requirements of the Securities Act pursuant to Regulations D promulgated under the Securities Act. Unless the shares are registered, they may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, and shall not constitute an offer, solicitation or sale of any security.

About Puda Coal, Inc.

Puda Coal, through its affiliates and controlled entities, supplies premium grade coking coal to the steel making industry for use in making coke. The Company currently processes 500,000 metric tons of coking

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Puda Reports Successful Private Placement Page 2

coal annually, and management believes it is one of the largest coke coal cleaning companies in terms of capacity in Shanxi Province, China. Shanxi Province provides 20-25% of China's coal output and supplies nearly 50% of China's coke.

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CONTACTS:

Justin K. Davis
Keating After Market Support, LLC
Toll Free: +1 (888) 850-PUDC
jd@keatinginvestments.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.